                          ACCOUNT AND CONTROL AGREEMENT

                  This ACCOUNT AND CONTROL AGREEMENT, is made as of February 13, 2004 (this AGREEMENT), by and among GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (LENDER), having an office at 60 Wall Street, New York, New York 10005, 731 OFFICE ONE LLC, a Delaware limited liability company (BORROWER), having an address for notice purposes c/o Alexander's Inc., 888 Seventh Avenue, New York, New York 10019 and JP MORGAN CHASE, a New York banking organization (CASH MANAGEMENT BANK), having an office at 4 New York Plaza, 13th Floor, New York, New York 10004.

                  WHEREAS, Borrower is a party to that certain Loan and Security Agreement, dated as of the date hereof, (as amended, supplemented or otherwise modified from time to time, the Loan Agreement), pursuant to which Borrower agreed to establish and maintain certain Collateral Accounts (as defined herein) as further collateral for a loan (the LOAN) from Lender to Borrower;

                  WHEREAS, as required by the Loan Agreement, and in order to further effectuate the security interest granted to Lender thereunder, Borrower established pursuant to the Loan Agreement, the Collateral Accounts with Cash Management Bank and, pursuant to the Loan Agreement, has granted to Lender a perfected first priority security interests therein, which Collateral Accounts are described on SCHEDULE 1A and 1B attached hereto; and

                  WHEREAS, as a condition to making the Loan, Lender is requiring Borrower and Cash Management Bank to deliver this Agreement to further effectuate the terms of the Loan Agreement.

                  NOW, THEREFORE, in consideration of foregoing premises, the establishment of the Collateral Accounts, Ten Dollars ($10.00) paid in hand and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Loan Agreement, unless otherwise expressly provided herein. All references to sections shall be deemed to be references to sections of this Agreement, unless otherwise indicated. In the event that the Uniform Commercial Code as in effect in the State of New York is revised subsequent to the date hereof, all references herein to sections of the UCC shall be deemed to be references to the successor provisions and requirements.

         APPROVED BANK shall mean a bank or other financial institution which has a minimum long-term unsecured debt rating of at least "A" and a minimum short-term unsecured debt rating of at least "A-1" by each of the Rating Agencies (one of which must be S&P), or if any such bank or other financial institution is not rated by all the Rating Agencies, then a minimum long-term rating of at least "A" and a minimum short-term unsecured debt rating of at least "A-1", or their respective equivalents, by two of the Rating Agencies, but in any event one of the two Rating Agencies shall be S&P.

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         COLLATERAL ACCOUNTS shall mean the accounts specified on SCHEDULES 1A and 1B hereto and any other account established by the Cash Management Bank pursuant to and in accordance with the provisions of this Agreement or the Loan Agreement.

         ELIGIBLE ACCOUNT shall mean (i) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity or (ii) a segregated account maintained at an Approved Bank.

         PERMITTED INVESTMENTS shall mean the following, subject to qualifications hereinafter set forth:

              (i) obligations of, or obligations guaranteed as to principal and interest by, the U.S. government or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States of America;

              (ii) federal funds, unsecured certificates of deposit, time deposits, banker's acceptances, and repurchase agreements having maturities of not more than 365 days of any bank, the short-term debt obligations of which are rated A-1+ (or the equivalent) by each of the Rating Agencies, it being understood that the A-1+ benchmark rating and other benchmark ratings in this Agreement are intended to be the ratings, or the equivalent of ratings, issued by S&P

              (iii) deposits that are fully insured by the Federal Deposit Insurance Corp.;

              (iv) debt obligations that are rated AA (or the equivalent) by each of the Rating Agencies;

              (v) commercial paper rated A - 1+ (or the equivalent) by each of the Rating Agencies;

              (vi) investment in money market funds rated AAm or AAm - G (or the equivalent) by each of the Rating Agencies; and

              (vii) such other investments as to which Lender shall have received a Rating Agency Confirmation.

         Notwithstanding the foregoing, PERMITTED INVESTMENTS (i) shall exclude any security with the S&P's "r" symbol (or any other Rating Agency's corresponding symbol) attached to the rating (indicating high volatility or dramatic fluctuations in their expected returns because of market risk), as well as any mortgage-backed securities and any security of the type commonly known as "strips"; (ii) shall not have maturities in excess of one year; (iii) shall be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change; and (iv) shall exclude any investment where the right to receive principal and interest derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment. Interest may either be fixed or variable, and any variable interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. No investment shall be made which requires a payment above par for an obligation if the obligation may be prepaid at the option of the issuer thereof prior to its maturity. All investments shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) three months from the date of their purchase or (y) the Business Day preceding the day before the date such amounts are required to be applied hereunder.

         UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

2. ESTABLISHMENT AND MAINTENANCE OF THE COLLATERAL ACCOUNTS. The Cash Management Bank hereby confirms and agrees that:

         a. DEPOSIT ACCOUNT. It has established the Collection Account identified on SCHEDULE 1A hereto in the name specified in
                  SCHEDULE 1A (such account(s) being referred to herein as the DEPOSIT ACCOUNT). The Collection Account has been established and shall be maintained by Cash Management Bank as a "deposit account" as such term is defined in Section 9-102(a)(29) of the UCC.

         b.       SECURITIES ACCOUNTS.

                  i. It has established the Holding Account and the Sub-Accounts as required pursuant to the Loan Agreement, identified on SCHEDULE 1B hereto in the names specified in SCHEDULE 1B (such account and the sub-accounts referred to in SCHEDULE 1B hereof being referred to herein as the SECURITIES ACCOUNTS). The Holding Account and the Sub-Accounts will be, if established pursuant to the Loan Agreement, maintained by Cash Management Bank as one or more "securities accounts" as such term is defined in
                           Section 8-501(a) of the UCC. The Sub-Accounts (i) may be ledger or book entry accounts and need not be actual accounts, (ii) shall be linked to the Holding Account and (iii) shall be an Eligible Account to which certain funds shall be allocated and from which disbursements shall be made pursuant to the terms of this Agreement. Except for any funds credited to the Deposit Account, all property delivered to the Cash Management Bank pursuant to the Loan Agreement and all Permitted Investments shall be credited to the Holding Account or one of the Sub-Accounts on the Business Day following any deposit into the Deposit Account. Each item of property (whether investment property, financial asset, security, instrument, cash or otherwise) credited to the Securities Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC. All securities or other property underlying any "financial assets" (as defined in Section 8-102(a)(9) of the UCC) credited to the Securities Accounts shall be registered in the name of Cash Management Bank, indorsed to Cash Management Bank or indorsed in blank or credited to a securities account in the name of the

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

                           Cash Management Bank. In no case shall any financial asset credited to the Collateral Accounts be registered in the name of Borrower, payable to the order of Borrower or specially endorsed to Borrower except to the extent the foregoing have been specially endorsed to Cash Management Bank or in blank.

         c. CHANGES TO ACCOUNTS. It shall not change the name or account number of any Collateral Account without the express written consent of the Lender.

3. PERMITTED INVESTMENTS. Any amounts held in any of the Securities Accounts shall be invested, liquidated and reinvested in Permitted Investments and disbursed as directed in writing by Lender in accordance with this Agreement (or in accordance with such other instructions as Borrower may from time to time direct, which other instructions from Borrower shall be countersigned by Lender, unless an Event of Default shall have occurred and be continuing, in which event all amounts held in any of the Securities Accounts shall be invested, liquidated and reinvested at Lender's direction in Lender's sole discretion); provided, however, that the maturity of an adequate portion of the Permitted Investments on deposit in the Securities Accounts shall be no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn therefrom pursuant to this Agreement and no Permitted Investment shall be liquidated at a loss at the direction of Borrower except to the extent necessary to make a required payment to Lender on a Payment Date. All Permitted Investments shall identify Lender as the secured party having the benefit of a collateral assignment of such Permitted Investments. Amounts held in the Securities Accounts may be commingled for purposes of purchasing Permitted Investments and Cash Management Bank shall maintain a record of amounts allocated to each Securities Account. In no event shall Lender or Cash Management Bank have any responsibility or liability for the types of investments that Borrower may direct Lender to direct Cash Management Bank to make, nor shall they have any duty or responsibility to confirm that the same are in fact Permitted Investments.

4.       CONTROL OF ACCOUNTS.

         a. RIGHTS OF LENDER. Borrower hereby irrevocably authorizes Lender to exercise any and all rights of Borrower in respect of the Collateral Accounts and to give Cash Management Bank instructions, directions and entitlement orders in respect of the Collateral Accounts as Lender shall deem necessary or desirable in order to effectuate the provisions of this Agreement and the Loan Agreement, provided that such instructions are in accordance with the terms and provisions hereof and of the Loan Agreement. Borrower hereby irrevocably authorizes and instructs Cash Management Bank to execute any such instructions, directions or entitlement orders Cash Management Bank receives from Lender. Cash Management Bank shall, subject to the terms of this Agreement, treat Lender as entitled to exercise the rights that comprise any financial asset credited to the Collateral Accounts. Cash Management Bank acknowledges that it has received instructions to transfer, and Cash Management Bank covenants that it shall transfer, on a daily basis, all collected funds held in the Collection Account to the Holding Account. Borrower is responsible for monitoring the services provided hereunder and shall notify Cash Management Bank of any errors within thirty
                  (30)
                  calendar days after receipt of any report, statement or other material containing or reflecting the error including an account analysis statement, or such greater time period as may be required by law.

         b. LENDER CONTROL AND PERFECTION. Notwithstanding any other provision of this Agreement, in addition to and not in limitation of Lender's other rights: (i) with respect to each Collateral Account that is a "securities account" within the meaning of Section 8-501 of the UCC (including without limitation the Securities Accounts and to the extent that notwithstanding the intention of the parties the Deposit Account is determined to be a securities account, the Deposit Account), the Cash Management Bank shall comply with all "entitlement orders" (as defined in the UCC) issued by the Lender in accordance with the provisions of Section 4.a. hereof without further consent by the Borrower or any other Person; (ii) with respect to each Collateral Account that is a "deposit account" within the meaning of Section 9-102(a)(29) of the UCC (including, without limitation, the Deposit Account and to the extent that notwithstanding the intention of the parties any of the Securities Accounts are determined to be a deposit account, the Securities Accounts), the Cash Management Bank shall comply with all instruction issued by the Lender in accordance with the provisions of Section 4.a. hereof directing the disposition of funds in such accounts without further consent by the Borrower or any other Person; and (iii) except for the Borrower's right to select Permitted Investments to the extent specified in Section 3 hereof, the Cash Management Bank shall not honor any request of Borrower for the withdrawal, transfer or other disposition of any funds, investment property or other assets on deposit or credited to any Collateral Account without the express prior consent of Lender. The Cash Management Bank has not and will not without Lender's prior express written consent enter into any agreement or understanding with any other Person relating to the Collateral Accounts. For purposes of perfecting the Lender's security interest, the Cash Management Bank confirms that any property (including, without limitation, Permitted Investments) held by it is held as agent for the Lender.

         c. DESIGNATION OF SERVICER. Borrower and Cash Management Bank each hereby acknowledge that Lender has appointed and designated GMAC Commercial Mortgage Corporation (SERVICER), as agent of Lender, to administer and service the Loan and to exercise Lender's rights under this Agreement and the Loan Agreement. Lender may appoint and designate a replacement servicer to execute Lender's rights with respect to the Collateral Accounts at any time by delivering a notice of such replacement, on or prior to the effective date of such replacement, to Borrower and Cash Management Bank and Borrower and Cash Management Bank shall recognize such replacement.

5.       ACCOUNT FEES; WAIVER OF SET-OFF AND LIENS; ADVERSE CLAIMS.

         a. ACCOUNT FEES. The Borrower hereby agrees to pay the Cash Management Bank reasonable compensation for the services to be rendered hereunder, as such fees are identified in SCHEDULE 2. Borrower shall separately pay the fees and expenses identified in the invoice and Cash Management Bank shall not charge the Collateral Accounts for such fee.

         b. WAIVER OF CLAIMS. In no event shall Cash Management Bank obtain whether by agreement, operation of law or otherwise a security interest in any of the Collateral Accounts or any security entitlement or funds credited thereto, and to the extent permitted by applicable law, Cash Management Bank hereby agrees that such security interest shall be null and void. To the extent any such security interest arises by operation of law and cannot be waived, the Cash Management Bank hereby subordinates such security interest to the security interest of the Lender. Cash Management Bank hereby waives all existing and future claims, rights of set-off and liens, including, without limitation, banker's liens, against the Collateral Accounts and all items and proceeds thereof that come into Cash Management Bank's possession in connection with the Collateral Accounts and all securities entitlements or funds credited thereto; provided, that Cash Management Bank shall have the right to charge the Collateral Accounts for (i) all items deposited in, and credited to, the Collateral Accounts after the date hereof and subsequently returned to Cash Management Bank unpaid; (ii) overdrafts in the Collateral Accounts; (iii) interest on overdrafts in the Collateral Accounts; and (iv) interest and fees on any items deposited in the Collateral Accounts and returned unpaid. If sufficient funds are not available in the account, the Cash Management Bank shall look to the Borrower for immediate reimbursement, and the Borrower shall comply. Upon the indefeasible repayment in full of the Loan and all Indebtedness and the termination of this Agreement, the foregoing waiver of claims, rights of set-off and liens shall terminate.

         c. ADVERSE CLAIMS. Except for the claims and interest of Lender and of Borrower in the Collateral Accounts, Cash Management Bank does not know of any claim to, or interest in, the Collateral Accounts or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Accounts or in any funds or financial asset carried therein, Cash Management Bank shall promptly notify Lender and Borrower thereof and may thereafter respond to such service in any manner authorized by law or regulation, without further obligation to Lender or Borrower.

6.       DEPOSITS; ACCOUNTS RECORDS.

         a. DEPOSITS. Cash Management Bank shall receive and process, on a daily basis, any deposits presented or sent to Cash Management Bank for deposit in the Collection Account. Cash Management Bank shall send to Servicer and Borrower: (i) copies of daily credit advices specifying all amounts deposited in the Collateral Accounts on a monthly basis as described in Section 6(b) below, (ii) any other advices or reports typically furnished by Cash Management Bank in connection with accounts similar to the Collateral Accounts and (iii) any other reports reasonably requested by Borrower, Lender and Servicer.

         b. MONTHLY STATEMENTS. Cash Management Bank shall maintain a record of all transfers to and from the Accounts and furnish to Borrower, Lender and Servicer (i) a monthly statement of the Collateral Accounts and (ii) promptly following request by either Borrower, Lender and Servicer therefor, interim reports on transfers to and from the Collateral Accounts.

         c. NOTICE OF INSUFFICIENCY. Cash Management Bank shall notify Borrower, Lender and Servicer promptly in the event that there are insufficient funds on deposit in the Collection Account or the Holding Account to make any of the transfers or withdrawals directed by Lender or Servicer.

7.       CASH MANAGEMENT BANK NOT LIABLE; INDEMNITY.

         a. NO LIABILITY. The Cash Management Bank shall not be liable for acts or omissions caused by events beyond its reasonable control including, without limitation, fire, casualty, failure of equipment, telecommunications or data processing services, lockout, strike, unavoidable accidents, acts of God, acts of terrorists, riots, war or the issuance or operation of any adverse governmental law, ruling, regulation, order or decree, or an emergency that prevents the Cash Management Bank from operating normally, except for its own gross negligence or willful misconduct. The Cash Management Bank may rely and shall be protected in acting or refraining from acting upon any notice (including, without limitation, electronically confirmed facsimiles of such notice) reasonably believed by the Cash Management Bank in good faith to be genuine and to have been signed or presented by the proper party or parties.

         b. INDEMNITY. Borrower shall indemnify, defend and save harmless the Cash Management Bank from all claims, actions, suits, losses, damages, costs, expenses or liability of any nature and type (including the reasonable fees and expenses of outside counsel) arising out of or in connection with its execution and performance of this Agreement, except to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of the Cash Management Bank, its directors, officers, agents or employees. Anything in this Agreement to the contrary notwithstanding, in no event shall the Cash Management Bank be entitled to or liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits). Cash Management Bank hereby acknowledges that any right of indemnification from Borrower shall be subject and subordinate in all respects to Borrower's obligations to Lender in connection with the Loan.

8.       TERMINATION.

         a. TERMINATION BY CASH MANAGEMENT BANK. Cash Management Bank may resign from its responsibilities of this Agreement upon thirty
                  (30) days' prior written notice to Lender and Borrower, provided, that in no event shall Cash Management Bank be released of its obligations hereunder unless and until a substitute Cash Management Bank has been designated and assumed the obligations of Cash Management Bank under this Agreement in writing. Borrower shall use its commercially reasonable efforts to designate such a Cash Management Bank promptly after receipt of notice of resignation from Cash Management Bank and to cause such designated successor promptly to assume the obligations of Cash Management Bank hereunder. Any such replacement Cash Management Bank must be approved by Lender in writing, which, provided such replacement Cash Management Bank is an Approved Bank and executes and delivers to Lender a replacement Account Agreement, such approval shall not be unreasonably withheld, conditioned or delayed. If the Cash Management Bank has resigned and a successor to the Cash Management Bank has not been designated within thirty (30) days after the date of the Cash Management Bank's resignation, all funds in the Cash Management Account, checks payable to the Cash Management Account and other materials received by Cash Management Bank shall be delivered to Lender, or pursuant to Lender's instructions, and the Cash Management Bank shall have no further obligation act hereunder.

         b. TERMINATION BY BORROWER AND LENDER. This Agreement may be terminated upon delivery to Cash Management Bank of a notice jointly signed by Lender and Borrower and shall automatically terminate upon the indefeasible repayment in full of the Loan and all Indebtedness (as defined in the Security Instrument).

         c. CONTINUING OF OBLIGATIONS. Upon any termination of this Agreement, Cash Management Bank shall continue to hold all funds then held in the Collateral Accounts, or thereafter presented to Cash Management Bank or received for deposit in the Collateral Accounts, in accordance with this Agreement until Cash Management Bank receives written instructions from each of Lender and, provided no Event of Default has occurred and is then continuing, Borrower, concerning the disposition of such funds. Upon the termination of this Agreement, Cash Management Bank shall transfer all funds and securities held in the Collateral Accounts in accordance with such written instructions of Lender and, provided no Event of Default has occurred and is then continuing, Borrower.

9.       MISCELLANEOUS.

         a. NOTICES. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section and given at least twenty
                  (20) days prior to the effective date of such change of address).

                  If to Borrower:           731 Office One LLC
                                            c/o Alexander's, Inc.
                                            888 Seventh Avenue
                                            New York, New York 10019
                                            Attention: Ms. Wendy Silverstein
                                            Facsimile: (212) 894-7073
                                            Confirmation No. (212) 894-7000

                  with a copy (other than account reports and credit advices) to:

                                            Proskauer Rose LLP
                                            1585 Broadway
                                            New York, New York 10036-8299
                                            Attention: Ronald D. Sernau, Esq.
                                            Facsimile: (212) 969 2900
                                            Confirmation No.: (212) 969-3000

                  If to Cash Management Bank:

                                            JP Morgan Chase
                                            ITS - Collateral Management
                                            4 New York Plaza, 13th Floor
                                            New York, New York 10004
                                            Attention: Bruce Vecchio, Vice
                                             President
                                            Facsimile: (212) 623-2802
                                            Confirmation No.: (212) 623-0431

                  and

                  If to Lender:

                                            German American Capital Corporation
                                            60 Wall Street
                                            New York, New York  10005
                                            Attention: General Counsel
                                            Facsimile: (212) 250-7210
                                            Confirmation No.: (212) 250-2500

                  with a copy to:

                                            GMAC Commercial Mortgage Corporation
                                            200 Witmer Road
                                            Horsham, Pennsylvania 19044
                                            Attention: Managing Director, Global
                                            Facsimile: (215) 328-3478
                                            Confirmation No.: (215) 328-1030
                  with a copy (other than account reports and credit advices) to:

                                            Skadden, Arps, Slate, Meagher & Flom
                                             LLP
                                            Four Times Square
                                            New York, New York 10036-6522
                                            Attention:  Harvey R. Uris, Esq.
                                            Facsimile: (212) 735-2000
                                            Confirmation No.: (212) 735-3000

All notices, elections, requests and demands under this Agreement shall be effective and deemed received upon the earliest of (i) the actual receipt (or rejection of receipt) of the same by personal delivery or otherwise, (ii) one
(1) Business Day after being deposited with a nationally recognized overnight courier service as required above, (iii) upon delivery or rejection of delivery after being deposited in the United States mail as required above or (iv) on the day sent if sent by facsimile with confirmation on or before 5:00 p.m. New York time on any Business Day or on the next Business Day if so delivered after 5:00 p.m. New York time or on any day other than a Business Day. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, election, request, or demand sent.

         b. ENTIRE AGREEMENT. This Agreement constitutes the entire and final agreement between Borrower and Lender with respect to the subject matter hereof and may only be changed, amended, modified or waived by an instrument in writing signed by Borrower, Lender and Cash Management Bank.

         c. NO WAIVER. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged and consented to in writing by Lender, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

         d. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower, Lender and Cash Management Bank, their respective successors and permitted assigns.

         e. CAPTIONS. All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Agreement.

         f. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and all of which when taken together shall constitute one binding Agreement.

         g. CONFLICTS. To the extent that any agreements other than the Loan Agreement, currently existing, are inconsistent with this Agreement, this Agreement shall supersede any other agreement relating to the matters referred to herein. In the event of a conflict between the terms an conditions of this Agreement and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall control.

         h. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

         i. FURTHER ASSURANCES. Borrower agrees that at any time and from time to time, at the reasonable expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted in the Loan Agreement, including, without limitation, any security interests in and to any Permitted Investments, or to enable Lender to exercise and enforce its rights and remedies under the Loan Agreement or hereunder with respect to any Account Collateral.

         j. RELIANCE. The Cash Management Bank may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Cash Management Bank shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Cash Management Bank shall have no duty to solicit any payments which may be due it hereunder.

         k. COMMUNICATION. In the event funds transfer instructions are given (other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, the Cash Management Bank is authorized to seek confirmation of such instructions by telephone call-back, and the Cash Management Bank may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Cash Management Bank. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

         l. ACCOUNT NUMBERS. It is understood that the Cash Management Bank and the Lender's bank, with respect to any funds transfer, may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify (i) the Lender, (ii) the Lender's bank, or
                  (iii) an intermediary bank. The Cash Management Bank may apply any of the reserved funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

         m. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD TO CHOICE OF LAW RULES. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         n. JURY TRIAL WAIVER. EACH OF BORROWER, LENDER AND CASH MANAGEMENT BANK, FOR ITSELF AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF BORROWER, LENDER AND CASH MANAGEMENT BANK HEREBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. EACH OF BORROWER, LENDER AND CASH MANAGEMENT BANK ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE OTHER EXECUTING THIS AGREEMENT AND LENDER MAKING THE LOAN. THIS WAIVER SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

         o.       ADDITIONAL CASH MANAGEMENT BANK PROVISIONS.

                  i. The duties and responsibilities of the Cash Management Bank hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied. The Cash Management Bank shall not have any liability under, nor duty to inquire into the terms and provisions of any agreement or instructions, other than outlined in the Agreement. Cash Management Bank shall not be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. The Cash Management Bank may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. In the event that the Cash Management Bank shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

                  ii. Any corporation into which the Cash Management Bank in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Cash Management Bank in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Cash Management Bank in its individual capacity may be transferred, shall be the Cash Management Bank under this Agreement without further act.

                  iii. The parties hereto acknowledge that the foregoing indemnities in Section 7(b) shall survive the resignation or removal of the Cash Management Bank or the termination of this Agreement.

                  iv. The Borrower represents that the correct Taxpayer Identification Number of 731 Office One LLC is 06-1716800. All interest or other income earned under this Agreement shall be allocated to Borrower and reported by Alexander's Inc. to the Internal Revenue Service. Notwithstanding such written directions, Cash Management Bank shall report and, as required, withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In addition, Cash Management Bank shall withhold any taxes required by applicable law and shall remit such taxes to the appropriate authorities.

                  v. The person executing this Agreement on its party's behalf has been duly and properly authorized to do so.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, Borrower, Cash Management Bank and Lender have duly executed this Account Agreement as of the day and year first above written.

                                    BORROWER:

                                    731 OFFICE ONE LLC, a Delaware limited
                                    liability company

                                    By: 731 OFFICE ONE HOLDING LLC, a Delaware
                                    limited liability company, its sole member

                                        By: ALEXANDER'S INC., a Delaware
                                            corporation, its sole member

                                            By: /s/ Brian Kurtz
                                                --------------------------------
                                                Name:  Brian Kurtz
                                                Title: Assistant Secretary

                                    CASH MANAGEMENT BANK:

                                    JP MORGAN CHASE, a New York banking
                                    organization

                                    By: /s/ Sylvia Gosha
                                        ----------------------------------------
                                        Name:  Sylvia Gosha
                                        Title: Assistant Vice President

                                    LENDER:

                                    GERMAN AMERICAN CAPITAL CORPORATION,
                                    a Maryland corporation

                                    By: /s/ Christopher Tognola
                                        ----------------------------------------
                                        Name:  Christopher Tognola
                                        Title: Vice President

                                    By: /s/ Thomas R. Traynor
                                        ----------------------------------------
                                        Name:  Thomas R. Traynor
                                        Title: Authorized Signatory

                                   SCHEDULE 1A

                               COLLECTION ACCOUNT

"731 Office One LLC f/b/o German American Capital Corporation, as secured party, Collection Account" (Account Number 323962033).

                                   Schedule 1A

                                   SCHEDULE 1B

                         HOLDING ACCOUNT AND SUBACCOUNTS

"731 Office One LLC f/b/o German American Capital Corporation, as secured party, Holding Account" (Account Number 323962025) and the following sub-accounts of the Holding Account:

         i. "731 Office One LLC f/b/o German American Capital Corporation, as secured party, Debt Service Reserve Account" (Account Number 323962025-01);

         ii. "731 Office One LLC f/b/o German American Capital Corporation, as secured party, Tax Reserve Account" (Account Number 323962025-02);

         iii. "731 Office One LLC f/b/o German American Capital Corporation, as secured party, Insurance Reserve Account" (Account Number 323962025-03);

         iv. "731 Office One LLC f/b/o German American Capital Corporation, as secured party, Structural Reserve Account" (Account Number 323962025-04);

         v. "731 Office One LLC f/b/o German American Capital Corporation, as secured party, Proceeds Reserve Account" (Account Number 323962025-05);

         vi. "731 Office One LLC f/b/o German American Capital Corporation, as secured party, Alterations Reserve Account" (Account Number 323962025-06);

         vii. "731 Office One LLC f/b/o German American Capital Corporation, as secured party, Operating Expense Reserve Account" (Account Number 323962025-07);

         viii. "731 Office One LLC f/b/o German American Capital Corporation, as secured party, Additional Debt Service Reserve Account" (Account Number 323962025-08); and

         ix. "731 Office One LLC f/b/o German American Capital Corporation, as secured party, Cash Trap Reserve Account" (Account Number 323962025-09).

                                   Schedule 1B

                                   SCHEDULE 2

                                [JP MORGAN LOGO]

                  SCHEDULE OF FEES FOR SERVICES RELATED TO THE

                             731 OFFICE ONE LLC AND
                       GERMAN AMERICAN CAPITAL CORPORATION
                          ACCOUNT AND CONTROL AGREEMENT

I.       INITIAL FEE                                                    Waived

This fee covers the acceptance of the appointment, commenting on the agreement and supporting documentation, setting up
Master Demand Deposit Account(s) and appropriate Sub-Accounts.
Payable upon closing.

II.      MONTHLY ADMINISTRATION FEE                                     $1,500

Covers the normal administration of the transaction including the monitoring of the cash flows and the maintenance of the accounts and sub-accounts as described in the transaction documents.
Payable each month in advance.

III.     ACTIVITY FEES (AS APPLICABLE):

Wire Transfer Fees:                               $25 per wire, in excess of 10
Investment Fees:                                                         Waived*

*Investment Processing Fees are waived if funds are maintained in the JPMorgan Cash Escrow Service. If applicable, and unless instructed otherwise, all funds shall be maintained as a Cash Escrow deposit on the Trust Ledger of JPMorgan Chase Bank. The JPMorgan Chase Trust Cash Escrow service has a return rate, based upon the average daily balance maintained during each month, of LIBOR less 50 basis points.

IV.      LEGAL FEES / OUT-OF-POCKET EXPENSES                            AT COST

It is not our intention to utilize counsel. However, to the extent that counsel is deemed necessary, their fees and expenses will be passed on at cost. Out-of-pocket expenses, if applicable, will be billed at cost, including but not limited to, telephone, faxes, postage, stationary, delivery expenses, etc.

FEE SCHEDULE ASSUMPTIONS:

1.  JPMorgan Chase Bank is not responsible for providing tax reporting services.

2. A Demand Deposit Account will be established to receive funds from a Commercial Property.

3. JPMorgan Chase Bank may receive instructions from a Servicer, acceptable to us.

4. Lockbox arrangements, if applicable, will be established through the JPMorgan Chase Bank Treasury Services Group. The fees for the lockbox will be in addition to those quoted above and agreed upon between the Borrower and the Treasury Services Group.

IMPORTANT NOTE: TO HELP IN THE FIGHT AGAINST THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES WE ARE REQUIRED ALONG WITH ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU.

                                   Schedule 2